UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 19, 2007
F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406

(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148

(Address of Principal Executive Offices)	(Zip Code)
(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     On December 19, 2007, F.N.B. Corporation (the Corporation) announced the appointment of Mr. Robert V. New to the Corporation’s Board of Directors effective January 16, 2008. Mr. New was appointed as a Class II director, which term expires at the 2009 Annual Meeting of Shareholders. However, since the Corporation is incorporated in Florida, applicable state laws require Mr. New to be elected by the shareholders at the Corporation’s 2008 Annual Meeting. The Corporation previously announced Mr. New’s appointment as President and CEO-elect beginning on January 15, 2008 and as Chief Executive Officer beginning on April 1, 2008. Mr. New has not been appointed to serve on any committees of the Corporation’s Board of Directors at this time.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION (Registrant)

By:	/s/Brian F. Lilly

Name:	Brian F. Lilly
Title:	Chief Financial Officer (Principal Financial Officer)
Dated: December 20, 2007